UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



Date of Report (Date of earliest event reported): June 26, 1997




                      Imo Industries Inc.
     (Exact name of registrant as specified in its charter)




   Delaware                    1-9294                       21-0733751
(State  or  other         (Commission  File                 (IRS Employer
 jurisdiction of               Number)                  Identification Number)
 incorporation)



  1009 Lenox Drive,
  Building Four West, Lawrenceville, NJ                 08648-0550
(Address  of principal executive  offices)              (Zip Code)


Registrant's telephone number, including area code: (609) 896-7600


                        Not Applicable
                (Former name or former address,
                 if changed since last report)



Item 5.  Other Events.


In  a press release dated June 26, 1997, the Registrant announced that  the  Registrant and United Dominion Industries Limited  had
executed  a  definitive  merger  agreement  providing   for   the
acquisition of the Registrant by United Dominion.

The  information  set forth in this Item 5  is qualified  in  its
entirety   by   reference  to  the  Registrant's  press   release
announcing such information, which is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release dated June 26, 1997 issued by the Registrant.



                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMO INDUSTRIES INC.



Date: June 30, 1997                By:   /s/ William M. Brown
                                             William M. Brown
                                             Executive Vice
                                             President and  Chief
                                             Financial Officer and
                                             Corporate Controller